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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 10, 2003
                                                       -----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-49952               06-1504091
         --------                      ---------              ----------
(State or other jurisdiction of       (Commission           (IRS Employer
      incorporation)                  File Number)          Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1 Press release, dated November 10, 2003, announcing the declaration of a cash dividend for the fiscal quarter ended September 30, 2003

      Exhibit 99.2 Press release, dated November 10, 2003, announcing losses for the quarter and year ended September 30, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On November 10, 2003, Northeast Pennsylvania Financial Corp. (the "Company") issued a press release that announced that it had declared a $0.12 cash dividend for the fiscal quarter ended September 30, 2003. The press release announcing the declaration of the dividend is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On November 10, 2003, the Company announced its financial results for the quarter and year ended September 30, 2003. The press release announcing financial results for the quarter and year ended September 30, 2003 is filed as
Exhibit 99.2 and incorporated herein by reference.

      The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 2003              By: /s/ Thomas M. Petro
                                           -------------------------------------
                                           Thomas M. Petro
                                           President and Chief Executive Officer








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